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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                          Date of Report: May 15, 2001


                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
                 ----------------------------------------------
                  (Originator of the Trust referred to herein)


                    CHASE MANHATTAN AUTO GRANTOR TRUST 1996-B
           ----------------------------------------------------------
                      (Issue with respect to Certificates)
           (Exact name of the registrant as specified in its charter)


         United States                 333-7575                   22-2382028
----------------------------    -----------------------      ------------------
(State or other jurisdiction    (Commission File Number)        (IRS Employer
of incorporation)                                            Identification No.)


           200 White Clay Center Drive, Newark, DE     19711-5466
           ---------------------------------------     ----------
           (Address of principal executive offices)    (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5000


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Item 5.  Other Events:


         Chase Manhattan Auto Grantor Trust 1996-B is the issuer of two classes of Automobile Loan Pass-Through Certificates. The certificates are serviced in accordance with the Pooling and Servicing Agreement, dated as of September 1, 1996, as amended. The parties to the Pooling and Servicing Agreement are: Chase Manhattan Bank USA, National Association ("Chase USA"), as seller and as servicer, and Norwest Bank Minnesota, National Association, as trustee.

         On May 15, 2001, Chase USA, as servicer, distributed monthly interest to the holders of the Series 1996-B certificates. Chase USA furnished a copy of the monthly certificateholders' report for the series as required by the Pooling and Servicing Agreement. A copy of the monthly certificateholders' report is being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).  Exhibit

               Exhibits             Description
               --------             -----------
               20.1                 Monthly Certificateholders statements with
                                    respect to the May 15, 2001 distribution.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: May 25, 2001
                                       By: CHASE MANHATTAN BANK USA,
                                       NATIONAL ASSOCIATION
                                       as Servicer


                                       By:  /s/ Patricia Garvey
                                       ------------------------
                                       Name:    Patricia Garvey
                                       Title:   Vice President


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                                INDEX TO EXHIBITS

Exhibit No.                Description
-----------                -----------
20.1                       Certificateholder Report dated May 15, 2001 delivered
                           pursuant to Section 5.7 of the Pooling and Servicing
                           Agreement dated as of September 1, 1996.